                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 14, 2003
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                          Atchison Casting Corporation
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             (Exact name of registrant as specified in its charter)

KANSAS                                  1-12541                48-1156578
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

400 South Fourth Street, Atchison, Kansas                             66002
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (913) 367-2121
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.      Other Events.

         Atchison Casting Corporation issued a press release today announcing its results for the second quarter and the first six months ended December 31,
2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibit is filed herewith:

         99.1     Press Release dated February 14, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Atchison Casting Corporation

Date:  February 14, 2003         By:  /s/ Kevin T. McDermed
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                                       Kevin T. McDermed,
                                       Chief Financial Officer